UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

CSC Small Cap
Value Fund

ANNUAL REPORT | September 30, 2012

www.CoveStreetFunds.com

LETTER TO SHAREHOLDERS (unaudited)
Annual Report 2012

Dear Fellow Shareholder:

Since we have resolved to write to you in detail on a quarterly basis, we do not have much to add for our annual letter to shareholders. Thus, much of what follows is a repeat of our last quarter letter, which we would encourage you to read and re-read. Under the heading of getting to know your investment manager better, we would also steer you to the fund’s website on a regular basis covestreetfunds.com to reinforce your understanding of what we do and where the fund fits into your overall investment plan. We would note we are still running off our tax loss carryforward and thus 2012 fiscal year was another year of zero capital gains for shareholders.

We appreciate your partnership with our firm and we look forward to continuing our efforts to deliver results for our shareholders.

TOTAL RETURN – as of September 30, 2012

						INCEPTION
	3 MONTH	1 YEAR	3 YEAR	5 YEAR	10 YEAR	(9/30/1998)

CSC Small Cap Value Fund - Investor Class
without sales charge	6.41	48.48	15.61	3.01	9.78	10.70
reflecting 3.50% sales charge	2.69	43.30	14.24	2.28	9.40	10.42

Russell 2000® Index	5.25	31.91	12.99	2.21	10.17	7.54

Russell 2000® Value Index	5.67	32.63	11.72	1.35	9.68	8.66

Russell 2500™ Value Index	5.85	32.15	13.05	2.21	10.34	9.18

Performance shown for the period September 30, 1998 to January 23, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to CSC Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Performance without the sales charge does not reflect the current maximum sales charge of 3.50%. Had the sales charge been included, the Fund’s returns would have been lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 2.66%. The net expense ratio is 1.69%. The Advisor has contractually agreed to reimburse expenses through 12/31/2014.

Our investment process is based on the idea that the majority of life’s errors occur when people forget what they are really trying to do in the first place. Given that, let us restate our goal: create long- term value for our fund shareholders through the purchase of the stocks of carefully-researched companies that are characterized by an acceptable congruence of business characteristics, undervaluation and management that at the least is not trying to shoot itself in the foot. We employ a process supported by high talent density, a long-term view and a support organization that strives to do ordinary things in extraordinary ways. Our goal is competitive returns in strong markets and outperformance in difficult markets, and our belief that we have met this goal has been expressed in prior letters.

As you may note from the performance table, our efforts have been unusually well-rewarded since the market bottomed in March of 2009. We would be lying if we didn’t acknowledge how pleased we are for all shareholders, but we smile with a hint of uneasiness. “Our” stocks have clearly done better than the benchmark, a fact that means with no changes in the portfolio, they represent less value relative to the point from which we started. Said another way, the expected return from current prices is less than it was a year ago; hence, there is a diminished

CSC SMALL CAP VALUE FUND | Annual Report 2012

LETTER TO SHAREHOLDERS (unaudited)
Annual Report 2012

probability of further outperformance to the degree we have experienced. Naturally, we comb the equity markets for other opportunities to match the excellent risk/reward tradeoff we were seeing a year ago. In that context, the most positive thing we have to say in this letter is that we are finding them. To reiterate—and this is incredibly crucial—successful long-term investing must be based upon what the company is going to do, not what the stock market is going to do. Nonetheless, any good value investor usually feels the opposite of how a client feels: when we perform well, we get nervous and sense fewer opportunities and when things are miserable, we feel the excitement of searching for bargains.

WHAT HAPPENED – 3rd Quarter 2012   |  Symbol: CSCSX

	Average Weight (%)	Return (%)	Contribution (%)
5 CONTRIBUTORS
CoreLogic	3.67	46.42	1.53
Approach Resources	5.17	18.92	1.43
HSN	4.32	21.75	0.79
PerkinElmer	5.09	14.55	0.72
Central Garden & Pet, Class A	6.03	10.90	0.69

5 DETRACTORS
VCA Antech	1.07	-15.56	-0.43
Woodward	2.35	-13.66	-0.38
Tessera Technologies	2.58	-10.39	-0.28
KMG Chemicals	1.51	-8.03	-0.27
ADTRAN	0.12	-13.10	-0.26

The 5 Contributors measure the top five contributors to the portfolio’s total return and the 5 Detractors measure the five bottom contributors to the portfolio’s return.  Average Weight shown is a calculation of the average percentage held of each included company over the course of the third quarter of 2012.  Return is the total return for each included company over the course of the third quarter 2012.  Contribution is a ranked measure of how each included company contributed to the Fund over the course of the third quarter 2012.

Starting from the bottom-up, we eliminated two of the holdings in the detractor’s column, both of which were long-term holdings. We first purchased VCA Antech (WOOF) in 2002, after a botched IPO drove the stock down to below $10 at our first purchase. We sold in the mid-$30’s on its way to almost $50. The company has two leading pet businesses—WOOF is the largest lab testing company and the largest veterinary company in the US. Growth slowed in the 2008/09 recession and the stock plummeted, creating an opportunity for re-purchase around $20 per share. It should be noted that this is a very common theme for us and has greatly helped performance over the last few years. We understand certain companies and industries very well and have become adept at understanding specific industry cycles and company valuations. In a world of high volatility, sometimes we have been able to harvest an expected three to five year return in frighteningly short periods of time. And then we sometimes get a chance to do the same thing over again in the same stock after the price has fallen to the same price we originally started with. We sometimes cannot believe our eyes, but we still manage to hit the buy or sell button.

What changed at VCA was a degradation of their return on capital in the veterinary business, an outcome that management derided as “cyclical.” If that is true the business has been cyclically challenged for a long time and shareholder money continues to flow into acquisitions in that space, a big question mark for us. There was also a severe destruction of shareholder value in the VetStreet acquisition. This was beautiful on paper as a strategy, but like

LETTER TO SHAREHOLDERS (unaudited)
Annual Report 2012

what is always the case with many overpriced acquisitions, it has proven difficult to deliver the expected bottom line results. Did we mention the tiresome practice of egregious management compensation and perks? After four years, we exited our position with a minor loss.

The other longer-term position we exited was KMG Chemicals, which was sold for a minor gain after four years. Unlike VCA, KMG’s management has done a quiet but solid job of integrating several chemical acquisitions in electronics space, but the company remains a hodge-podge of assets—with an uncertain long-term plan associated with them—trading near fair value. We think we can find better uses for the cash.

Top performers in the quarter included CoreLogic (CLGX), which is essentially in the database business. The company owns near impossible to duplicate assets in the real estate vertical and the business model should simply be focused on how to re-sell the same data over and over to different people at incrementally (very) high margins. Again, this is a “re-tread” holding as CLGX was a spin-off from First American Title that was sold after a solid profit in the low $20’s. We repurchased at $15 after a particularly poor year of execution but management has since regained its sense of focus and delivered on promised margin improvement. We are hopeful that this can be a very long-term holding given its terrific business model.

We might also highlight Approach Resources (AREX)—again. Our sphere of competence includes a fairly good sense of asset values and geographic awareness of the major players in the Permian Basin of Texas, and our research suggests Approach is perfectly situated to potentially create value— either internally through the drill bit or through a sale to the larger players whose assets surround AREX’s acreage. Some “investors” seem to enjoy trading AREX, thus creating very large moves in short periods of time on little information. On the basis of strong internal work we have adeptly leaned into both up and down moves over the past two years to create performance above and beyond the growth in intrinsic value. This should highlight the point of research versus the daily flailing around that seems to constitute investing for many people. We take a strongly-researched opinion of what a stock is worth and that makes our task fiendishly simple—buying below and selling above that point.

To touch on a few new ideas, we would note Sealed Air (SEE), which we frankly never thought would fall into the small cap arena. This portfolio manager owned the stock for many years in large-cap portfolios and to erase $5 billion of market capitalization in two years—for a business that has been around for over 100 years—was no easy feat. It took probably the most poorly timed and badly conceived acquisition I have ever seen—Diversey—to do it. The CEO is on the way out, asset sales to reduce debt are planned and thus, in our opinion, buying the stock under $13 was simply a steal. We are talking protective packaging and food packaging, both of which are reasonably steady businesses that generate large free cash flow. To hit our initial target price in the low $20’s, we don’t need Bubble Wrap 5 with Siri; we simply need a reversion back to reasonable results. That is the nice thing about value investing: we don’t require perfection to succeed, just a cessation of awful.

Avid Technology (AVID) is also a new name in the portfolio. Avid is the leader in audio and video editing for the music and video industries. It should generate high margins and great free cash flow, and then worry about how to allocate capital intelligently. Instead, the company mangled much of the last 7 years dallying in hardware sales, poor acquisitions and excessive spending. The new management team seems to us to be on the right track as headcount and spending are being watched closely and a big chunk of the low margin hardware business was sold. This last strategic step should be the masterstroke may lead to improved margins and return the stock to a better multiple.

Going forward, we would simply note that the world remains stubborn in its insistence on not coming to an end regardless of what you might read in any “paper.” Europe remains a mess and a material drag on corporate profits, yet the region’s intelligentsia manages to wake up each morning and trudge off to interminable meetings to concoct opaque restructuring plans that lift markets, providing them with resolve to do nothing of consequence as a result. We remain terribly concerned about the outcome of the US election, and the so-called “fiscal cliff.” We are also of the opinion that China’s slowdown is a result of a multi-year process of adjusting to a gross misallocation of resources, and that is also headwind for corporate profitability.

CSC SMALL CAP VALUE FUND | Annual Report 2012

LETTER TO SHAREHOLDERS (unaudited)
Annual Report 2012

These are not good things and the rise in the stock market over the past year simply means that we have lost part of the margin of safety afforded by severely discounted valuation. We learned that hard way in 2008 that while many of our holdings have little direct exposure to seemingly exogenous events like a slowdown in China or more trouble in the Euro Zone, they nonetheless can lose “price” in the short-run.

The good news is that we continue to see deep risk aversion in almost every area of investing that spans from the largest institutions and their consultants to individual investors, and that fear should provide very solid downside support for equities. (If you don’t own it, you can’t sell it.) Equities as an asset class remain a tremendous purchase vis-à-vis fixed income and “low volatility” strategies. Small cap stocks in particular retain their perennial advantage of existing in a messy, under-followed wilderness where paying attention to the specifics can be handsomely rewarding.

We appreciate your partnership with us.

Best Regards,

Jeffrey Bronchick, CFA | Chief Investment Officer
Shareholder, CSC Small Cap Value Fund

Opinions expressed as subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies.Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the fund nor any of its representatives may give legal or tax advice.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values.  The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. One cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Correlation is a statistical measure of how two securities move in relation to each other. Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

INVESTOR CLASS: CSCSX (unaudited)
(Since Inception 9/30/1998 - 9/30/2012)

VALUE OF $10,000 INVESTMENT

RATES OF RETURN

CSC SMALL CAP VALUE FUND | Annual Report 2012

INSTITUTIONAL CLASS: CSCAX (unaudited)
(Since Inception 10/3/2001 - 9/30/2012)

VALUE OF $25,000 INVESTMENT

RATES OF RETURN

EXPENSES (unaudited)
(September 30, 2012)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 – September 30, 2012).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/12	9/30/12	4/1/12 - 9/30/12(1)
Investor Class Actual (2)	$1,000.00	$1,038.70	$8.61

Investor Class Hypothetical
(5% return before Expenses)	$1,000.00	$1,016.55	$8.52

Institutional Class Actual (2)	$1,000.00	$1,040.10	$7.34

Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,017.80	$7.26

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.69% and 1.44% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half period).

(2)	Based on the actual returns for the six-month period ended September 30, 2012 of 3.87% and 4.01% for the Investor Class and Institutional Class, respectively.

CSC SMALL CAP VALUE FUND | Annual Report 2012

HOLDINGS PRESENTATION (unaudited)
(% of net assets as of September 30, 2012)

SECTOR ALLOCATION

TOP 10 EQUITY HOLDINGS (1) - % of net assets as of September 30, 2012

Central Garden & Pet, Class A	5.1%
Alleghany	4.8%
PerkinElmer	4.7%
White Mountains Insurance Group	4.3%
Approach Resources	4.1%
Symetra Financial	3.3%
NeuStar, Class A	3.3%
Global Cash Access Holdings	3.1%
Crosstex Energy	2.8%
Greif, Class B	2.8%

(1)  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

THIS PAGE INTENTIONALLY LEFT BLANK

SCHEDULE OF INVESTMENTS
(September 30, 2012)

COMMON STOCKS   |   90.6%

Description	Shares	Value

CONSUMER DISCRETIONARY - 16.8%
Central Garden & Pet, Class A *	110,000	$1,328,800
Cherokee	46,862	682,311
Coinstar *	15,600	701,688
HSN	13,000	637,650
International Speedway, Class A	20,500	581,585
Liberty Ventures, Series A *	9,400	466,616
		4,398,650
ENERGY - 7.8%
Approach Resources *	35,790	1,078,353
Carbon Natural Gas *(a)	550,000	231,000
Crosstex Energy	52,650	738,679
		2,048,032
FINANCIAL SERVICES # - 31.8%
Alleghany *	3,601	1,242,129
Artio Global Investors	214,980	640,640
CoreLogic *	24,500	649,985
Fair Isaac	13,000	575,380
First Financial Bancorp	32,450	548,730
Global Cash Access Holdings *	101,560	817,558
Hallmark Financial Services *	87,786	714,578
Jefferies Group	41,800	572,242
SEI Investments	25,000	536,250
Symetra Financial	70,000	861,000
White Mountains Insurance Group	2,200	1,129,348
		8,287,840
HEALTH CARE - 7.2%
PerkinElmer	42,000	1,237,740
Teleflex	9,400	647,096
		1,884,836
MATERIALS & PROCESSING - 7.9%
Greif, Class B	14,725	728,299
Sealed Air	40,600	627,676
Spartech *	130,000	695,500
		2,051,475
PRODUCER DURABLES - 6.2%
GP Strategies *	30,000	579,600
IDEX	13,100	547,187
Woodward	14,600	496,108
		1,622,895
TECHNOLOGY - 12.9%
ADTRAN	22,516	389,076
Avid Technology *	37,932	358,837
NeuStar, Class A *	21,400	856,642
PMC-Sierra *	120,000	676,800
Tessera Technologies	39,100	534,888
Westell Technologies, Class A *	253,530	542,554
		3,358,797

SCHEDULE OF INVESTMENTS continued
(September 30, 2012)

	Shares	Value

Total Common Stocks
(Cost $17,914,063)		$23,652,525

SHORT-TERM INVESTMENT | 10.5%

Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $2,730,993)	2,730,993	2,730,993

Total Investments - 101.1%
(Cost $20,645,056)		26,383,518
Other Assets and Liabilites, Net - (1.1%)		(285,774)

Total Net Assets - 100.0%		$26,097,744

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in level 2 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 8 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of September 30, 2012.

See Notes to the Financial Statements.

CSC SMALL CAP VALUE FUND | Annual Report 2012

STATEMENT OF ASSETS AND LIABILITIES
(September 30, 2012)

ASSETS

Investments, at value
(cost $20,645,056)	$26,383,518
Receivable for capital shares sold	1,950
Dividends and interest receivable	19,034
Prepaid expenses	28,135
Total assets	26,432,637

LIABILITIES

Payable for investment securities purchased	265,208
Payable to investment adviser	4,893
Accrued distribution fees	11,999
Payable to affiliates	27,600
Accrued expenses	25,193
Total liabilities	334,893
NET ASSETS	$26,097,744

NET ASSETS CONSIST OF
Paid-in capital	$21,615,173
Accumulated net investment loss	(108,617)
Accumulated net realized loss on investments	(1,147,274)
Net unrealized appreciation on investments	5,738,462
Net Assets	$26,097,744

	INVESTOR CLASS	INSTITUTIONAL CLASS
Net Assets	$18,890,351	$7,207,393
Shares issued and outstanding(1)	677,097	252,633
Net asset value, redemption price and minimum offering price per share	$27.90	$28.53
Maximum offering price per share
($27.90/0.9650)	$28.91	N/A

(1)  Unlimited shares authorized

See Notes to the Financial Statements.

STATEMENT OF OPERATIONS
(year ended September 30, 2012)

INVESTMENT INCOME

Dividend income	$212,395
Interest income	209
Total investment income	212,604

EXPENSES

Investment adviser fees	188,128
Fund administration & accounting fees	69,312
Transfer agent fees	57,595
Audit fees	15,446
Trustee fees	12,139
Federal & state registration fees	11,718
Compliance fees	7,996
Legal fees	7,511
Other	6,164
Postage & printing fees	4,920
Custody fees	4,367
Distribution and/or shareholder servicing fees:
Investor Class	54,649
Institutional Class	1,494
Class N (Note 5)	7,031

Total expenses before reimbursement	448,470

Less: Reimbursement from investment adviser (Note 4)	(86,601)
Less: Distribution and shareholder servicing fee waivers (Note 5)	(16,865)
Net expenses	345,004

NET INVESTMENT LOSS	(132,400)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	3,085,924
Net change in unrealized appreciation on investments	5,265,426
Net realized and unrealized gain on investments	8,351,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,218,950

See Notes to the Financial Statements.

CSC SMALL CAP VALUE FUND | Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS

OPERATIONS

	Y/E - 9/30/2012	Y/E - 9/30/2011

Net investment loss	$(132,400)	$(71,339)
Net realized gain on investments	3,085,924	1,944,508
Net change in unrealized appreciation (depreciation) on investments.	5,265,426	(2,867,048)
Net increase (decrease) in net assets resulting from operations	8,218,950	(993,879)

CAPITAL SHARE TRANSACTIONS

Investor Class: (1)
Proceeds from shares sold	1,515,972	418,144
Cost of shares issued in exchange for Class N	4,803,052	—
Proceeds from reinvestment of distributions	—	73,692
Payments for shares redeemed	(5,699,088)	(4,235,060)

Increase (decrease) in net assets from Investor Class transactions	619,936	(3,743,224)

Institutional Class:
Proceeds from shares sold	5,638,814	487,389
Proceeds from reinvestment of distributions	—	10,087
Payments for shares redeemed	(1,010,401)	(2,094,862)

Increase (decrease) in net assets from Institutional Class transactions	4,628,413	(1,597,386)

Class N: (Note 1)
Proceeds from shares sold	—	106,143
Proceeds from reinvestment of distributions	—	2,549
Cost of shares exchanged for Investor Class shares	(4,803,052)	—
Payments for shares redeemed	(350,266)	(499,093)

Decrease in net assets from Class N transactions	(5,153,318)	(390,401)

Net increase (decrease) in net assets
resulting from capital share transactions	95,031	(5,731,011)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income
Investor Class: (1)	—	(76,553)
Institutional Class:	—	(10,335)
Class N:	—	(3,718)
Total distributions to shareholders	—	(90,606)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,313,981	(6,815,496)

NET ASSETS

Beginning of period	17,783,763	24,599,259
End of period, including accumulated net investment loss
of $(108,617) and $0, respectively	$26,097,744	$17,783,763

STATEMENTS OF CHANGES IN NET ASSETS
continued

TRANSACTIONS IN SHARES

	Y/E - 9/30/2012	Y/E - 9/30/2011
Investor Class: (1)
Shares sold	61,338	19,403
Shares issued in exchange for Class N shares	199,297	—
Shares issued to holders in reinvestment of dividends	—	3,371
Shares redeemed	(226,220)	(190,330)

Increase (decrease) in Investor Class shares outstanding	34,415	(167,556)

Institutional Class:
Shares sold	203,858	21,922
Shares issued to holders in reinvestment of dividends	—	452
Shares redeemed	(37,797)	(96,206)

Increase (decrease) in Institutional Class shares outstanding	166,061	(73,832)

Class N: (Note 1)
Shares sold	—	4,653
Shares issued to holders in reinvestment of dividends	—	116
Shares redeemed in exchange for Class N shares	(199,584)	—
Shares redeemed	(16,059)	(23,265)

Decrease in Class N shares outstanding	(215,643)	(18,496)

Net decrease in shares outstanding	(15,167)	(259,884)

(1)  Prior to January 23, 2012, Investor Class shares were known as Class R shares.

See Notes to the Financial Statements.

CSC SMALL CAP VALUE FUND | Annual Report 2012

FINANCIAL HIGHLIGHTS: INVESTOR CLASS
(For a Fund share outstanding throughout the period, years ended September 30)

PER SHARE DATA

	2012	2011		2010	2009	2008

Net asset value, beginning of period	$18.79	$20.37		$18.15	$16.15	$30.38

Investment operations:
Net investment income (loss)	(0.16)	(0.05	)(2)	0.04 (2)	0.01 (2)	0.20 (2)
Net realized and unrealized gain (loss) on investments	9.27	(1.43)		2.20	2.31	(9.44)
Total from investment operations	9.11	(1.48)		2.24	2.32	(9.24)

Less distributions:
Dividends from net investment income	—	(0.10)		(0.02)	(0.32)	—
Dividends from net capital gains	—	—		—	—	(4.99)

Total distributions	—	(0.10)		(0.02)	(0.32)	(4.99)

Net asset value, end of period	$27.90	$18.79		$20.37	$18.15	$16.15

TOTAL RETURN	48.48%	(7.35)%		12.33%	15.50%	(35.02)%

SUPPLEMENTAL DATA AND RATIOS

Net assets, end of period (in millions)	$18.9	$12.1		$16.5	$16.8	$19.2

Ratio of expenses to average net assets:
Before expense reimbursement	2.09%	1.60%		1.73%	1.55%	1.55%
After expense reimbursement	1.59%	1.20%		1.33%	0.97%	1.23%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement	(0.60)%	(0.25)%		0.23%	0.08%	0.92%
Portfolio turnover rate	67%	50%		48%	62%	78%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS: INSTITUTIONAL CLASS
(For a Fund share outstanding throughout the period, years ended September 30)

PER SHARE DATA

	2012	2011		2010		2009		2008

Net asset value, beginning of period	$19.18	$20.77		$18.46		$16.42		$30.79

Investment operations:
Net investment income (loss)	(0.07)	(0.05	)(1)	0.08	(1)	(0.02	)(1)	0.19 (1)
Net realized and unrealized gain (loss) on investments	9.42	(1.47)		2.23		2.35		(9.57)
Total from investment operations	9.35	(1.52)		2.31		2.33		(9.38)

Less distributions:
Dividends from net investment income	—	(0.07)		—		(0.29)		—
Dividends from net capital gains	—	—		—		—		(4.99)

Total distributions	—	(0.07)		—		(0.29)		(4.99)

Net asset value, end of period	$28.53	$19.18		$20.77		$18.46		$16.42

TOTAL RETURN	48.75%	(7.38)%		12.51%		15.20%		(35.01)%

SUPPLEMENTAL DATA AND RATIOS

Net assets, end of period (in millions)	$7.2	$1.7		$3.3		$2.3		$1.7

Ratio of expenses to average net assets:
Before expense reimbursement	1.87%	1.20%	1.21%	1.20%	1.20%
After expense reimbursement	1.40%	1.19%	1.20%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement	(0.56)%	(0.23)%	0.40%	(0.13)%	0.85%
Portfolio turnover rate	67%	50%	48%	62%	78%

(1)	Per share amounts are calculated using the average shares outstanding method.

See Notes to the Financial Statements.

CSC SMALL CAP VALUE FUND | Annual Report 2012

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The CSC Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

The Fund, a newly created series of the Trust, acquired all of the assets and liabilities of the CNI Charter CSC Small Cap Value Fund (CNI Fund) in a tax-free reorganization effective January 23, 2012 pursuant to a plan of reorganization approved by shareholders on January 19,2012. In connection with this reorganization, Class N shares were exchanged for and Class R shares were renamed as Investor Class shares on a pro-rata basis and Institutional Class shares were exchanged for identically named Institutional Class shares of the new Fund. On the date of the reorganization, the final net asset value of each class of the predecessor fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor fund for periods prior to the reorganization date. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization were treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets, fair value of investments, and net unrealized appreciation of the CNI Fund at the time of transfer were $21,451,696; $21,482,104; and $5,012,706, respectively. At the date of reorganization, there were a total of 199,584; 603,103; and 85,924 shares outstanding for Class N, Class R and the Institutional Class, respectively. Lastly, a tax capital loss carryforward of $4,233,198 was also transferred to the new Fund as of the date of reorganization.

2.  SIGNIFICANT ACCOUNTING POLICIES ORGANIZATION

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax provision in required. As of September 30, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the year ended September 30, 2012, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2009 through 2012.

Security Transactions and Investment Income - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions - The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Reclassification of Capital Accounts - GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations, or net asset value per share. For the year ended September 30, 2012, the Fund increased accumlated net investment income by $23,783 and decreased paid-in capital by $23,783.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At September 30, 2012, the Fund had investments in illiquid securities with a total value of $231,000 or 0.9% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/12	$195,250

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

LEVEL 1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

LEVEL 2 Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves,

CSC SMALL CAP VALUE FUND | Annual Report 2012

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

default rates and similar data.

LEVEL 3 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities - Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. If the market for a particular security is not active and the mean between bid and ask prices is used, these securities are categorized in level 2 of the fair value hierarchy.

Investment Companies - Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$23,421,525	$231,000	$—	$23,652,525
Short-Term Investment	2,730,993	—	—	2,730,993

Total Investments in Securities	$26,152,518	$231,000	$—	$26,383,518

Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2012, the fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective January 23, 2012, the Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

the Fund’s average daily net assets. Prior to January 23, 2012, City National Asset Management, Inc. (“CNAM”) served as the investment manager and the Adviser served as the investment sub-adviser. CNAM was entitled to receive an annual advisory fee equal to 0.85% of the Fund’s average daily net assets. The sub-adviser fees were paid by CNAM.

Effective January 23, 2012, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement is in effect through at least January 31, 2013, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through December 31, 2014. Prior to January 31, 2013, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
09/30/14	$86,601

Prior to January 23, 2012, the Fund’s sub-adviser had contractually agreed to limit its fees or reimburse expenses to ensure total operating expenses did not exceed 1.49%, 1.49% and 1.24% of the average daily net assets of Class N, Class R and Institutional Class shares, respectively.

Effective January 23, 2012, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant. For the period January 23 through September 30, 2012, the Fund incurred $66,303 in administration and fund accounting fees related to USBFS.

Effective January 23, 2012, USBFS also serves as the transfer agent to the Fund. For the year ended September 30, 2012, the Fund incurred $30,190 in transfer agent fees (excluding transfer agency out-of-pocket expenses) related to USBFS. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended September 30, 2012, the Fund incurred $4,367 in custody fees related to U.S. Bank N.A.

Effective January 23, 2012, Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended September 30, 2012, the Fund incurred $7,996 in compliance fees.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Effective January 23, 2012, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the

CSC SMALL CAP VALUE FUND | Annual Report 2012

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period January 23, 2012 through September 30, 2012, the Investor Class incurred expenses of $33,027 pursuant to the Plan.

Prior to January 23, 2012, the Fund had adopted a Distribution Plan for Class N and Class R at an annual rate of 0.25% of each class’s average daily net assets. For the period October 1, 2011 through January 23, 2012, Class N and Class R incurred expenses $3,516 and $10,811, respectively. Class R shares were voluntarily waiving 0.14% of expenses pursuant to the Distribution Plan, totaling $6,054.

Prior to January 23, 2012, the Fund had adopted a Shareholder Servicing Agreement that permitted payment of compensation to City National Bank and its affiliates (including CNAM) which provided certain shareholder support for their customers who owned Class N, Class R or Institutional Class shares. In consideration for such services, a shareholder servicing fee was charged at the annual rate of 0.25% of average daily net assets. For the period October 1, 2011 through January 23, 2012, Class N, Class R, and the Institutional Class incurred shareholder servicing fees of $3,516; $10,811; and $1,414, respectively. CNAM agreed to voluntarily waive this fee for Class R, totaling $10,811.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2012, were as follows:

	Purchases	Sales
U.S. Government	—	—
Other	$13,689,331	$14,771,250

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2012, were as follows:

	Aggregate Gross	Aggregate Gross		Federal Income
	Appreciation	Depreciation	Net	Tax Cost
CSC Small Cap Value Fund	$6,233,262	$(494,800)	$5,738,462	$20,645,056

At September 30, 2012, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
	Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
CSC Small Cap Value Fund	$—	$—	$ (1,255,891)	$ 5,738,462	$ 4,482,571

NOTES TO FINANCIAL STATEMENTS
(September 30, 2012)

As of September 30, 2012, the Fund had capital loss carryforwards of $1,147,274, which if unused expire September 30, 2018.  Any future capital losses will be permitted to be carried over for an unlimited period, however, any losses incurred during those future taxable years will be required to be utilized prior to the Fund’s current capital loss carryover balance. During the year ended September 30, 2012, the Fund utilized $3,085,924 in capital loss carryforwards. As of September 30, 2012, the Fund had $(108,617) in late-year ordinary losses which are deferred and will be treated as recurring on the first business day of the following fiscal year.

There were no distributions paid during the year ended September 30, 2012.

The tax character of distributions paid during the fiscal year ended September 30, 2011 were as follows:

	Ordinary Income	Long Term Capital Gains	Total
CSC Small Cap Value Fund	$90,606	—	$90,606

8.  SECTOR RISK

As of September 30, 2012, the Fund had a significant portion of its assets invested in the financial services sector. The financial services sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

CSC SMALL CAP VALUE FUND | Annual Report 2012

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM
(September 30, 2012)

To the Shareholders and Board of Trustees of
CSC Small Cap Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, of CSC Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, including the schedule of investments, as of September 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund’s financial statements and financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated November 23, 2011, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CSC Small Cap Value Fund as of September 30, 2012, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

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CSC SMALL CAP VALUE FUND | Annual Report 2012

ADDITIONAL INFORMATION
(unaudited)

		Term of Office and	Number of Portfolios in Trust
Name, Address and Age	Position(s) Held	Length of Time Served	Overseen by Trustee

INDEPENDENT TRUSTEES

Roel C. Campos, Esq.	Trustee	Indefinite Term;	13
615 E. Michigan St.		Since April 2011
Milwaukee, WI 53202
Age: 63

David A. Massart	Trustee	Indefinite Term;	13
615 E. Michigan St.		Since April 2011
Milwaukee, WI 53202
Age: 45

Leonard M. Rush, CPA	Trustee	Indefinite Term;	13
615 E. Michigan St.		Since April 2011
Milwaukee, WI 53202
Age: 66

David M. Swanson	Trustee	Indefinite Term;	13
615 E. Michigan St.		Since April 2011
Milwaukee, WI 53202
Age: 55

INTERESTED TRUSTEE

Robert J. Kern*	Chairman & Trustee	Indefinite Term;	13
615 E. Michigan St.		Since January 2011
Milwaukee, WI 53202
Age: 53

OFFICERS

James R. Arnold	President &	Indefinite Term;	N/A
615 E. Michigan St.	Principal Executive Officer	Since January 2011
Milwaukee, WI
53202
Age: 55

Robert M. Slotky	Vice President,	Indefinite Term;	N/A
2020 E. Financial Way,	Chief Compliance Officer &	Since January 2011
Suite 100	Anti-Money Laundering Officer
Glendora, CA 91741
Age: 65

Brian R. Wiedmeyer	Treasurer &	Indefinite Term;	N/A
615 E. Michigan St.	Principal Financial Officer	Since January 2011
Milwaukee, WI 53202
Age: 39

Angela L. Pingel, Esq.	Secretary	Indefinite Term;	N/A
615 E. Michigan St.		Since January 2011
Milwaukee, WI 53202
Age: 41

Ryan L. Roell	Assistant Treasurer	Indefinite Term;	N/A
615 E. Michigan St.		Since September 2012
Milwaukee, WI 53202
Age: 39

Principal Occupation(s)	Other Directorships Held by Trustee
During the Past Five Years	During the Past Five Years

Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm)	None
(2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).

Co-Founder and Chief Investment Strategist, Next Generation Wealth Management,	Independent Trustee, ETF
Inc. (2005-present).	Series Solutions (1 Portfolio)
(2012-Present).

Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Anchor Bancorp Wisconsin, Inc.
(2011-present); Independent
Trustee, ETF Series Solutions (1
Portfolio) (2012-Present).

Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present);	None
Executive Vice President, Calamos Investments (2004-2006).

Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-present).	N/A

Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice	N/A
President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010);
Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).

Compliance Officer, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

CSC SMALL CAP VALUE FUND | Annual Report 2012

ADDITIONAL INFORMATION
(unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was 0% for the Fund.

PRIVACY NOTICE
(September 30, 2012)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Cove Street Capital, LLC
2321 Rosecrans Avenue, Suite 3275
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal year ended September 30, 2012, the Fund’s principal accountant was Cohen Fund Audit Services. For the fiscal year ended September 30, 2011, the Fund’s principal accountant was KPMG.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$13,000	$20,633
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$4,125
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services & KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*                       /s/James R. Arnold
                James R. Arnold, President

Date     December 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                       /s/James R. Arnold
                James R. Arnold, President

Date     December 10, 2012

By (Signature and Title)*                       /s/Brian R. Wiedmeyer
               Brian R. Wiedmeyer, Treasurer

Date     December 10, 2012

* Print the name and title of each signing officer under his or her signature.